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                                                                    EXHIBIT 10.2


                           MARKLAND TECHNOLOGIES, INC.

         RESTATED AND AMENDED SECURED CONVERTIBLE REVOLVING CREDIT NOTE

$500,000                                                      New York, New York
                                                              As of June 4, 2002
                                                      Restated December 10, 2002

                            _________________________

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF (COLLECTIVELY THE "SECURITIES") WERE ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS COVERED BY AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF COUNSEL TO THE ISSUER, IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.
                            _________________________

                                Due June 30, 2004

         FOR VALUE RECEIVED, the undersigned, MARKLAND TECHNOLOGIES, INC., a Florida corporation with its principal offices and place of business at 49 Quinnipiac Avenue, Unit H, North Haven, CT 06473 (the "Borrower"), promises to pay to the order of MARKET LLC, a Cayman Islands, BVI limited liability company with an address at c/o Citco Trustees (Cayman) Limited, P.O. Box 31106 SMB, Grand Cayman, Cayman Islands, British West Indies (the "Lender"), or at such other place as may be designated from time to time by the Lender, the unpaid amount of all sums that have been advanced to or for the benefit of the Borrower in accordance with the terms hereof, not to exceed the aggregate principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), lawful money of the United States of America, plus interest on the unpaid principal balance computed from the date hereof, at the per annum rate set forth below. Unless otherwise stated herein, capitalized terms shall have the meanings as set forth in that certain Loan and Security Agreement dated August 5, 1999 as amended, among Lender and Borrower and Vidikron of America, Inc. (Vidikron"), Borrower's subsidiary (the "Loan Agreement").


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         1. INTEREST. This Note shall bear interest at the rate per annum equal to six (6%) percent per annum calculated on the basis of a 360-day year and actual number of days elapsed.

         Notwithstanding any provision to the contrary contained herein, it is expressly understood and agreed between the Lender and the Borrower that the Lender shall not collect a rate of interest on any obligation or liability due and owing by the Borrower to the Lender in excess of the maximum contract rate of interest permitted by law. It is the intent of the Lender and the Borrower that the interest laws adopted by the State of New York shall govern the relationship between the parties hereto, but in the event of a final adjudication to the contrary, the Borrower, NUNC PRO TUNC, shall be obligated to pay to the Lender only such interest as then shall be permitted by the law of the jurisdiction found to govern the contract relationship between the Borrower and the Lender. All interest found in excess of that rate of interest allowed and collected by the Lender shall be applied to the balance of the principal due hereunder in such manner as to prevent the payment and collection of interest in excess of the rate permitted under applicable law.

         2. SECURITY INTEREST. This Note is secured by (a) a continuing first-in-priority security interest in substantially all of the Borrower's assets as provided for in that certain Amendment and Assignment and Assumption Agreement dated September 21, 2001 by and between Borrower and Lender (the "Amendment") , and (b) a continuing first-in-priority security interest in substantially all of the Vidikron's assets as provided for in the Loan Agreement and reaffirmed in the Amendment and that certain Debt Restructuring Agreement dated June 4, 2002 between and among Borrower, Lender and Vidikron (the "Debt Restructuring Agreement").

         3. NO NOVATION. The indebtedness of the Borrower incurred by reason of revolving loans made pursuant to the Loan Agreement is evidenced by prior notes issued pursuant to the Loan Agreement to Borrower or its predecessor-in-interest, including, most recently, a $4,500,000 Amended Secured Convertible Revolving Credit Note payable by Borrower. (the "Prior Note"). Nothing herein or in any other document shall be construed to extinguish or deem the Prior Note satisfied, or to be a novation of the Prior Note or to release or terminate any lien or security interest that secures payment of the Prior Note to the extent of $500,000 [and accrued interest]. This Note shall be in partial renewal, continuation and modification of, but not in revocation or discharge of, the Prior Note, and the indebtedness thereunder shall be deemed expressly incorporated herein.

         This Note evidences the outstanding principal as of December 9, 2002 of the Revolving Credit Loan described in and is the Revolving Credit Note referred to in the Loan Agreement and is governed by and entitled to the benefits contained in the Loan Agreement and is secured by the security interests granted therein and in the other Loan Documents referred to and described therein, which, among other things, contain provisions for acceleration of the maturity hereof upon the occurrence of certain events, and is being executed and delivered pursuant to the Debt Restructuring Agreement.


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         4. CONVERSION.

                  (a) Subject to and upon compliance hereinbelow, the entire outstanding principal amount of this Note, or any portion thereof, is convertible into shares of common stock of the Borrower (the "Common Stock") at the option of the Lender at any time. On conversion of the entire outstanding principal amount of this Note, or any portion thereof, any interest that is past due on the principal amount of this Note that is being converted shall be paid in U.S. currency.

                  (b) The total number of shares of Common Stock issuable upon conversion shall be determined by dividing the principal amount of this Note being converted by eighty percent (80%) of the closing bid price of the Common Stock based on the average of the five (5) trading days immediately preceding the date of conversion.

                  (c) Nothing in this Note shall grant, or shall be deemed to constitute the incurrence, creation, assumption or sufferance by the Borrower of, and the Lender shall not assert, any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on the Common Stock deliverable upon conversion of this Note.

                  (d) To exercise the conversion privilege, the Lender shall surrender this Note, duly endorsed or assigned to the Borrower or in blank, at the office designated in writing by the Borrower, accompanied by written notice to the Borrower.

                  (e) This Note shall be deemed to have been converted immediately prior to the close of business on the day of surrender of this Note for conversion in accordance with the foregoing provisions, and at such time the rights of the Lender shall cease, and the person or persons, or entity or entities, entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the day of conversion, the Borrower shall issue and shall deliver at its principal office or other office or agency which it may designate in writing to the Lender a certificate or certificates for the number of shares of Common Stock issuable upon conversion (which may include fractional shares, as applicable).

                  (f) If this Note is converted in part only, upon such conversion the Borrower shall execute and deliver to the Lender, at the expense of the Borrower, a new Note or Notes of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of this Note.

         RESTRICTIVE COVENANT. Notwithstanding anything to the contrary in this Note, in no event shall the Lender be entitled to exercise or convert any portion of this Note in excess of that number of shares of Common Stock that, upon giving effect to such exercise or conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the Lender and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise. For purposes of this covenant, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, without giving effect to the unconverted portion of this Note.


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         PREPAYMENT. There shall be no prepayment premium in the event the
Borrower prepays any principal or accrued interest thereon.

         EVIDENCE OF DEBT. The Borrower hereby requests, authorizes, and empowers any officer or employee of the Lender who may be directed by the Lender from time to time to make notations of advances, payments and resulting outstanding balances on the Grid Schedule attached to this Note, and on additional Grid Schedule sheets as may be used by the Lender from time to time, and agrees to be bound by and to be liable to the Lender for repayment of the outstanding principal balances as shown to be due and owing on such Grid Schedule sheets from time to time, plus accrued interest thereon. The Grid
Schedule is incorporated herein and made a part of this Note. Notwithstanding the foregoing, the Lender or the Borrower may establish, by extrinsic evidence, that the outstanding balance of the Note is greater or less than the amount shown on the Grid.

         DEFAULT. Upon the occurrence of one or more Events of Default as provided in the Loan Agreement, the entire disbursed and unpaid principal, and the interest thereon shall, subject to any applicable cure periods, become immediately due and payable without presentment or protest or other notice or demand, all of which are expressly waived by the Borrower.

         NO WAIVER. The powers and remedies given hereby shall not be exclusive of any other powers and remedies available to the Lender. No course of dealings between the Borrower and the Lender and no delay on the part of the Lender in exercising any rights with respect to any default shall operate as a waiver of any rights of the Lender. Failure on the part of the Lender to exercise any rights with respect to any default shall not operate as a waiver of any rights with respect to any other default.

         COSTS. The Borrower agrees to pay all costs and expenses incurred by the Lender in enforcing this Revolving Credit Note, including, without limitation, reasonable attorneys' fees and legal expenses.

         AMENDMENT. This Revolving Credit Note may not be waived, changed, modified or discharged orally, but only by agreement in writing signed by the party against whom any enforcement of any waiver, change modification or discharge is sought.

         THIS SECURED CONVERTIBLE REVOLVING CREDIT NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN THE STATE OF NEW YORK. BORROWER HEREBY WAIVES THE RIGHT TO A JURY TRIAL AND CONSENTS TO JURISDICTION IN THE FEDERAL OR STATE COURTS OF THE STATE OF NEW YORK WITH RESPECT TO THE ENFORCEMENT OF THE TERMS HEREOF AND THE COLLECTION OF THE OBLIGATIONS HEREUNDER.



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         IN WITNESS WHEREOF, the Borrower has duly executed this Secured
Convertible Revolving Credit Note the day and year first above written.

                                       MARKLAND TECHNOLOGIES, INC.



                                       By: /s/ Ken Ducey
                                           -------------------------------------
                                           Ken Ducey
                                           Chief Financial Officer and Secretary



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                             GRID SCHEDULE
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                                                      UNPAID       PERSON
  DATE OF      AMOUNT OF    PRINCIPAL    INTEREST    PRINCIPAL     MAKING
TRANSACTION      LOAN       PAYMENTS     PAYMENTS     BALANCE     NOTATION
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6/10/02        500,000
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